UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2011
ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3738 Oak Lawn Avenue
Dallas, TX 75219
(Address of principal executive offices, including zip code)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.2
EX-5.1
EX-99.1
EX-99.2

Item 1.01. Entry into a Material Definitive Agreement.
Underwriting Agreement
     On May 9, 2011, Energy Transfer Partners, L.P. (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with RBS Securities Inc., Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc., BNP Paribas Securities Corp. and Deutsche Bank Securities Inc., as joint book-running managers and representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the public offering (the “Offering”) by the Partnership of $800,000,000 aggregate principal amount of 4.65% Senior Notes due 2021 and $700,000,000 aggregate principal amount of 6.05% Senior Notes due 2041 (collectively, the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-171697) of the Partnership, as supplemented by the Prospectus Supplement dated May 9, 2011 relating to the Notes (the “Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on May 9, 2011. A legal opinion related to the Notes is included as Exhibit 5.1 hereto.
     The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership, and customary conditions to closing, indemnification obligations of the Partnership and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.
Notes and Supplemental Indenture
     On May 12, 2011, the Partnership completed the Offering. The Partnership expects to receive net proceeds of approximately $1.484 billion from the Offering, after deducting the underwriters’ discount and estimated offering expenses, and intends to use the net proceeds to repay all of the borrowings outstanding under its revolving credit facility, to fund capital expenditures related to pipeline construction projects and for general partnership purposes.
     The terms of the Notes are governed by an Indenture dated January 18, 2005 (the “Indenture”), as supplemented by the Ninth Supplemental Indenture, dated May 12, 2011 (the “Supplemental Indenture”), among the Partnership and U.S. Bank National Association, as trustee. The terms of the Notes and the Supplemental Indenture are further described in the Prospectus Supplement under the captions “Description of Notes” and “Description of the Debt Securities,” which description is incorporated herein by reference and filed herewith as Exhibit 99.2. Such description does not purport to be complete and is qualified by reference to the Indenture and the Supplemental Indenture, which are filed as exhibits hereto and incorporated herein by reference.
Relationships
     In the ordinary course of their respective businesses, the Underwriters and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Partnership and its affiliates for which they received or will receive customary fees and expenses. Affiliates of all of the Underwriters are lenders and agents under the Partnership’s revolving credit facility for which they receive interest and fees as provided in the credit agreement related to such facility. The Partnership will use the net proceeds from the Offering to repay outstanding loans and accrued interest under its revolving credit facility.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The description contained under Item 1.01 in “Notes and Supplemental Indenture” above is incorporated by reference in its entirety into this Item 2.03.
Item 7.01. Regulation FD Disclosure.
     On May 9, 2011, the Partnership issued a press release announcing that it had priced the offering of the Notes. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibits 99.1 and 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Exhibit Number	Description of the Exhibit
1.1*
Underwriting Agreement dated as of May 9, 2011 among the Partnership, RBS Securities Inc., Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc., BNP Paribas Securities Corp. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1
Indenture dated as of January 18, 2005 between Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of Energy Transfer Partners, L.P. filed January 19, 2005 and incorporated herein by reference).

4.2*
Ninth Supplemental Indenture dated as of May 12, 2011 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee.

5.1*	Opinion of Latham & Watkins LLP regarding legality of the Notes.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).
99.1*	Press release, dated May 9, 2011, announcing the pricing of the Notes.
99.2*	Description of Notes and Description of the Debt Securities.

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C., its general partner

Date: May 12, 2011	By:	/s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
1.1*
Underwriting Agreement dated as of May 9, 2011 among the Partnership, RBS Securities Inc., Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc., BNP Paribas Securities Corp. and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein.

4.1
Indenture dated as of January 18, 2005 between Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of Energy Transfer Partners, L.P. filed January 19, 2005 and incorporated herein by reference).

4.2*
Ninth Supplemental Indenture dated as of May 12, 2011 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee.

5.1*	Opinion of Latham & Watkins LLP regarding legality of the Notes.
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).
99.1*	Press release, dated May 9, 2011, announcing the pricing of the Notes.
99.2*	Description of Notes and Description of the Debt Securities.

*	Filed herewith